UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 3, 2011

Strayer Education, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND	0-21039	52-1975978
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1100 Wilson Blvd., Suite 2500 Arlington, VA	22209
(Address of principal executive offices)	(Zip Code)
(703) 247-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On January 3, 2011, Strayer Education, Inc. (the “Company”) entered into an unsecured new Revolving Credit Facility (the “Credit Facility”). The maximum amount of borrowings available under the Credit Facility is $100.0 million, including a letter of credit subfacility of $50.0 million. The Credit Facility matures in three years.
     Borrowings under the Credit Facility bear interest at LIBOR or a base rate plus 1.75%, although higher margins up to 2.25% may apply based on the Company’s then ratio of consolidated total debt to EBITDA (earnings before interest, taxes, depreciation and amortization). Unused portions of the Credit Facility carry an annual availability fee of 30 basis points, which may increase to 40 basis points based on the Company’s then ratio of consolidated total debt to EBITDA. The Credit Facility contains customary affirmative, negative and financial maintenance covenants, representations, warranties, events of default and remedies upon default including acceleration, and borrowing conditions.
     The lenders under the Credit Facility are SunTrust Bank and Bank of America, with SunTrust Bank serving as administrative agent and SunTrust Robinson Humphrey as lead arranger. The new Credit Facility replaces the Company’s existing $15.0 million Revolving Credit Facility with Bank of America.
     A copy of the Facility is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Credit Facility is qualified in its entirety by reference to such exhibit.
Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     As described in Item 1.01 above, on January 3, 2011, the Company entered into the Credit Facility. The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 8.01 Other Events.
     On January 7, 2011, the Company announced enrollments at Strayer University for the 2011 winter term and provided additional information regarding its 2011 business model.
     A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description

10.1	Revolving Credit Agreement, dated January 3, 2011, among the Company, SunTrust Bank, as Administrative Agent, and the other lenders and agents party thereto.
99.1	Press release dated January 7, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.
Date: January 7, 2011	By:	/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Revolving Credit Agreement, dated January 3, 2011, among the Company, SunTrust Bank, as Administrative Agent, and the other lenders and agents party thereto.
99.1	Press release dated January 7, 2011.